EXHIBIT 99.01



THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MARCH 19, 1997, UNLESS EXTENDED (THE "EXPIRATION DATE").
TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.





                       PANDA FUNDING CORPORATION

                  4100 Spring Valley Road, Suite 1001
                          Dallas, Texas 75244


                         LETTER OF TRANSMITTAL

                        To Tender for Exchange
            11-5/8% Pooled Project Bonds, Series A due 2012

                            Exchange Agent:
                         BANKERS TRUST COMPANY

                        Facsimile Transmission:
                            (615) 835-3701

                       Confirm by telephone:
                            (615) 835-3572


        By Mail:                By Hand Delivery:
BT Services Tennessee, Inc.     Bankers Trust Company
Reorganization Unit             Corporate Trust Agency Group
P. O. Box 292737                Receipt & Delivery Window
Nashville, TN  37229-2737       123 Washington Street, 1st Floor
                                New York, NY  10006


By Overnight Courier
or Certified Mail:
BT Services Tennessee, Inc.
Corporate Trust & Agency Group
Reorganiation U&nit
648 Grasssmere Park Road
Nashville, TN  37211


                                For Information Call:
                                 (800) 735-7777



DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.



      The undersigned acknowledges receipt of the Prospectus dated February 14, 1997, (as the same may be amended or supplemented from time to time, the "Prospectus") of Panda Funding Corporation, a
Delaware corporation (the "Issuer"), and this Letter of Transmittal for 11-5/8% Pooled Project Bonds, Series A due 2012 which may be amended from time to time (this "Letter of Transmittal"), which together constitute the Issuer's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 11-5/8% Pooled Project Bonds, Series A-1 due 2012 (the "Exchange Bonds") which have been registered under the Securities Act of 1933, as amended (the "Securities Act") for each $1,000 in principal amount of its outstanding 11-5/8% Pooled Project Bonds, Series A due 2012 (the "Old Bonds") which were issued and sold in a transaction exempt from registration under the
Securities Act. Each term used herein with its initial letter capitalized and not otherwise defined herein shall have the meaning assigned to such term in the Prospectus.

      Only a registered holder of the Old Bonds may tender such Old Bonds in the Exchange Offer. Any beneficial owner whose Old Bonds are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact the registered holder promptly and instruct such registered holder to tender on such beneficial owner's behalf. To tender in the Exchange Offer, a holder must, prior to the Expiration Date, either (a) complete and sign this Letter of Transmittal (or a facsimile thereof), in accordance with the instructions contained herein and in the Prospectus, and deliver such Letter of Transmittal, together with any signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth on the cover page of this Letter of Transmittal and the tendered Old Bonds must either be (i) physically delivered to the Exchange Agent or (ii) transferred by book-entry to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") and a confirmation of such book-entry transfer must be received by the Exchange Agent prior to the Expiration Date, or (b) comply with the guaranteed delivery procedures set forth under the caption "The Exchange Offer - Guaranteed Delivery Procedures" in the Prospectus (see Instruction 3) in the event a holder's Old Bonds are not immediately available, or time will not permit such holder's Old Bonds or any other required documents to reach the Exchange Agent prior to the Expiration Date. To be validly tendered, the Old Bonds, together with a properly completed Letter of Transmittal (or facsimile thereof), executed by the holder of record thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth on the cover page of this Letter of Transmittal prior to 5:00 p.m., New York City time, on the Expiration Date, except as otherwise provided under the guaranteed delivery procedures.

      Upon satisfaction or waiver of the conditions of the Exchange Offer, the Issuer will accept for exchange any and all Old Bonds which are properly tendered and not withdrawn prior to the Expiration Date. For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted properly tendered Old Bonds when, as and if the Issuer has given oral or written notice thereof to the Exchange Agent. The
Exchange Agent will act as agent for the tendering holders of Old Bonds for the purpose of receiving the Exchange Bonds from the Issuer and transmitting the Exchange Bonds to each holder exchanging Old Bonds.

     The Instructions included with this Letter of Transmittal must be followed in their entirety. Questions and requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent, at the address listed above, or William C. Nordlund, General Counsel of the Issuer, at (972) 980-7159, 4100 Spring Valley Road, Suite 1001, Dallas, Texas 75244.

      PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE
         INSTRUCTIONS TO THIS LETTER OF TRANSMITTAL, CAREFULLY
                    BEFORE COMPLETING ANY BOX BELOW

     List in Box 1 below the Old Bonds of which you are the registered holder. If the space provided in Box 1 is inadequate, list the certificate numbers and principal amount of Old Bonds on a separate signed schedule and affix that schedule to this Letter of Transmittal. Holders tendering Old Bonds represented by a certificate must provide a DTC account number for delivery of the Exchange Bonds issued in exchange therefor.


                TO BE COMPLETED BY ALL TENDERING HOLDERS


                           BOX 1
             DESCRIPTION OF OLD BONDS TENDERED
       (Attach additional signed pages, if necessary)

                                                       Aggregate
Name(s) and address(es), and if                        Principal     Aggregate
applicable DTC account numbers, of    Certificate       Amount       Principal
Registered Holder(s) of Old Bonds       Number(s)      Represented     Amount
exactly as name(s) appear(s) on      of Old Bonds(1) by Certicate(s) Tendered(2)
Old Bonds Certificate(s)





                        Totals:





   (1) Need not be completed if Old Bonds are being tendered by book-entry transfer.
   (2) Unless otherwise indicated, the entire principal amount of Old Bonds represented by a certificate or book-entry confirmation delivered to the Exchange Agent will be deemed to have been tendered. All tenders must be in integral multiples of $1,000 of principal amount.



                           BOX 2
                    BENEFICIAL OWNER(S)

State of Principal Residence of         Principal Amount of Tendered Old Bonds
Each Beneficial Owner of Tendered       Held for Account of Beneficial Owner
Old Bonds



Ladies and Gentlemen:

      The undersigned hereby tenders the Old Bonds described in Box 1 above pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the tendered Old Bonds and the undersigned represents that it has received from each beneficial owner of tendered Old Bonds a duly completed and executed form of "Instruction to Registered Holder from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal. Subject to, and effective upon, the acceptance for exchange of the Old Bonds tendered with this Letter of Transmittal, the undersigned exchanges, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to the Old Bonds tendered.

      The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Issuer) with respect to the tendered Old Bonds, with full power of substitution, to: (a) deliver certificates for such Old Bonds to or for the order of the Issuer; (b) deliver Old Bonds and all accompanying evidence of transfer and authenticity to, or upon the order of, the Issuer, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Bonds to which the undersigned is entitled upon the acceptance by the Issuer of the Old Bonds tendered in the Exchange Offer; and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the Old Bonds, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

       The undersigned hereby represents and warrants that the undersigned has full right, power and authority to tender, exchange, assign and transfer the Old Bonds tendered hereby and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete and give effect to the transactions contemplated hereby.

      The undersigned agrees that acceptance of any tendered Old Bonds by the Issuer and the issuance of Exchange Bonds (together with the guaranty of Panda Interfunding Corporation (the "Company") with respect thereto) in exchange therefor shall constitute performance in full by the Issuer and the Company of their obligations under the Registration Rights Agreement (as defined in the Prospectus) and that, upon the issuance of the Exchange Bonds, the Issuer and the Company will have no further obligations or liabilities thereunder (except in certain limited circumstances as set forth therein). By tendering Old Bonds, the undersigned certifies, acknowledges and agrees that (a) the Exchange Bonds to be acquired by the undersigned and any beneficial owner(s) of such Old Bonds ("Beneficial Owner(s)") in connection with the Exchange Offer are being acquired by the undersigned and such Beneficial Owner(s) in the ordinary course of business of the undersigned and any Beneficial Owner(s); (b) the undersigned (other than a broker-dealer referred to clause (g) below) and each Beneficial Owner are not participating and do not intend to participate in the distribution (within the meaning of the Securities Act) of the Exchange Bonds; (c) the undersigned and each Beneficial Owner have no arrangement or understanding with any person to participate in the distribution  (within  the  meaning of  the  Securities  Act)  of  the
Exchange  Bonds;  (d)  the  undersigned  and  each  Beneficial   Owner
acknowledge and agree that any person participating in the Exchange Offer for the purpose of distributing the Exchange Bonds must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Bonds acquired by such person and cannot rely on the position of the staff of the Commission that is discussed under "The Exchange Offer - Resales of Exchange Bonds" in the Prospectus; (e) the undersigned and each Beneficial Owner understand that a secondary resale transaction described in clause (d) above should be covered by an effective registration statement containing the selling security holder information required by Item 507 of Regulation S-K of the Commission; (f) neither the undersigned nor any Beneficial Owner is an "affiliate" (within the meaning of Rule 405 promulgated under the Securities Act) of the Company, the Issuer or Panda Interholding
Corporation,  or  if  it  is  an affiliate,  it  will  comply  with the registration and prospectus delivery requirements of the Securities Act to the extent applicable; and (g) each broker-dealer that receives Exchange Bonds for its own account in exchange for Old Bonds, where such Old Bonds were acquired by such broker-dealer as a result of market making activities or other trading activities, will deliver a
prospectus in connection with  any resale of such Exchange Bonds.   By so
acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

      The undersigned acknowledges that the tender of Old Bonds in the Exchange Offer will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer. The undersigned understands that the Issuer may accept the undersigned's tender by giving oral or written notice of acceptance to the Exchange Agent, at which time the undersigned's right to withdraw such tender will terminate. All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns. Tenders may be withdrawn only in accordance with the procedures set forth in the Instructions contained in this Letter of Transmittal.

      Unless  otherwise  indicated in Box 4 or 5 below,  the  Exchange
Agent will issue and deliver (a) Exchange Bonds to the undersigned by crediting the undersigned's account maintained at DTC and (b) if applicable, any Old Bonds not tendered or exchanged but represented by a certificate also encompassing Old Bonds which are tendered or exchanged) to the undersigned at the address set forth in Box 1 above, or if tenders are made by book-entry transfer, by crediting the undersigned's account maintained at DTC.

      The undersigned acknowledges that the Exchange Offer is subject to the more detailed terms set forth in the Prospectus and, in case of any conflict between the terms of the terms of the Prospectus and this Letter of Transmittal, the Prospectus shall prevail.

___  CHECK HERE IF TENDERED OLD BONDS ARE ENCLOSED HEREWITH.

___ CHECK HERE IF TENDERED OLD BONDS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution

     Account Number

     Transaction Code Number

___ CHECK HERE IF TENDERED OLD BONDS ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Holder(s)

     Date of Execution of Notice of Guaranteed Delivery

     Window Ticket Number (if available)

     Name of Institution which Guaranteed Delivery

     Account Number (if delivered by book-entry transfer)

___ CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name

     Address







          PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

               TO BE COMPLETED BY ALL TENDERING HOLDERS





                           BOX 3

                      PLEASE SIGN HERE
             WHETHER OR NOT OLD BONDS ARE BEING
                 PHYSICALLY TENDERED HEREBY

This box must be signed by registered holder(s) of Old Bonds as their name(s) appear on certificate(s) for Old Bonds, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. (See Instruction 4)

X

X
      Signature(s) of Owner(s) or Authorized Signatory

Date:

Name(s):
                       (Please Print)

Capacity:

Address:
                     (Include Zip Code)

Area Code and Telephone No.:

         PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

          SIGNATURE GUARANTEE (See Instruction 4)
    Certain Signatures Must Be Guaranteed by an Eligible
                        Institution


   (Name of Eligible Institution Guaranteeing Signatures)


     (Address (including zip code) and Telephone Number
            (including area code) of Firm)


                   (Authorized Signature)


                          (Title)


                       (Printed Name)


Date:




        PAYOR'S NAME:  PANDA FUNDING CORPORATION

SUBSTITUTE
FORM W-9
                    Part 1-Please       Social Security Number
                    Provide Your
                    TIN in the Box at   OR
                    Right and Certify
Department of the   by Signing and      Employer ID Number
Treasury Internal   Dating Below
Revenue Service

Payor's Request for Part 2-Certification-Under Penalties          Part 3-
Taxpayer            of Perjury, I certify:                        Awaiting
Identification
Number (TIN)       (1) The  number  shown  on  TIN
                       this  form  is  my  correct
                       Taxpayer     Identification
                       Number (or I am waiting for
                       a  number  to be issued  to
                       me), and

                   (2) I  am  not subject  to
                       back   withholding  because
                       (a) I am exempt from backup
                       withholding, (b) I have not
                       been   notified   by    the
                       Internal  Revenue   Service
                       (the   "IRS")  that  I   am
                       subject      to      backup
                       withholding as a result  of
                       a  failure  to  report  all
                       interest  or dividends,  or
                       (c) the IRS has notified me
                       that I am no longer subject
                       to backup withholding.

                    Certification  Instructions  -
                    You  must  cross out item  (2)
                    above   if   you   have   been
                    notified  by the IRS that  you
                    are    subject    to    backup
                    withholding because  of  under
                    reporting     interest      or
                    dividends on your tax  return.
                    However,   if   after    being
                    notified  by the IRS that  you
                    were    subject   to    backup
                    withholding    you    received
                    another notification from  the
                    IRS  stating that you  are  no
                    longer   subject   to   backup
                    withholding, do not cross  out
                    item (2).



                    SIGNATURE                    DATE



NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

            YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
             CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

   CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either
(a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver such an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty
(60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide such a number.



          Signature                                    Date




            BOX 4                                BOX 5

SPECIAL ISSUANCE INSTRUCTIONS        SPECIAL DELIVERY INSTRUCTIONS
 (See Instructions 6 and 7)           (See Instructions 6 and 7)


To   be  completed  ONLY   if        To   be   completed  ONLY   if
certificates for Old Bonds in        certificates for Old Bonds  in
a    principal   amount   not        a   principal   amount    not
exchanged, or Exchange Bonds,        exchanged are to be sent to
are  to be issued in the name        someone other than the person
of  someone  other  than  the        whose signature appears in Box
person     whose    signature        3  or to an address other than
appears in Box 3, or  in  the        that shown in Box 1.
case  of  Old Bonds delivered
by  book-entry transfer which
are not exchanged, are to  be
credited   to   an    account
maintained at DTC other  than
the account indicated above.

Issue:                              Deliver:
(check appropriate boxes)           (check appropriate boxes)

  Old Bonds not tendered to:        Old Bonds not tendered to:

  Exchange Bonds to:                Exchange Bonds to:

(Please Print)                      (Please Print)

Name:                               Name:

Address:                            Address:






Credit DTC Account Number (if
applicable):



Please complete the  Substitute     Please complete the Substitute Form W-9
Substitute Form W-9

Tax Identification or Social        Tax Identification or  Social
Security Number:                    Security Number:







                 INSTRUCTIONS TO LETTER OF TRANSMITTAL
    FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

      1. Delivery of this Letter of Transmittal and Certificates. Certificates for Old Bonds or a confirmation of book-entry transfer, as the case may be, as well as a properly completed and duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date.

      THE METHOD OF DELIVERY OF THE OLD BONDS AND THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IF DELIVERY IS TO BE MADE BY MAIL, IT IS SUGGESTED THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, AND THAT THE MAILING BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE. DELIVERY WILL BE DEEMED MADE WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. NO LETTER OF TRANSMITTAL OR THE OLD BONDS SHOULD BE SENT TO THE ISSUER OR THE COMPANY.

      2. Beneficial Owner Instructions to Registered Holders. Any Beneficial Owner whose Old Bonds are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact the registered holder promptly and instruct such registered holder to tender on such Beneficial Owner's behalf. See "Instructions to Registered Holder from Beneficial Owner" accompanying this Letter of Transmittal.

      3. Guaranteed Delivery Procedures. If a holder of Old Bonds desires to tender such Old Bonds and if the Old Bonds are not immediately available, or time will not permit such holder's Old Bonds or any other required documents to reach the Exchange Agent before 5:00 p.m., New York City time, on the Expiration Date, a tender for exchange may be effected if: (a) the tender for exchange is made by or through an Eligible Institution; (b) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent has received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of the Old Bonds and the principal amount of Old Bonds tendered for exchange, stating that tender is being made thereby and guaranteeing that, within five Business Days after the Expiration Date, the duly executed Letter of Transmittal, properly completed and validly executed, together with the Old Bonds in proper form for transfer (or confirmation of book-entry transfer of such Old Bonds into the Exchange Agent's account with DTC), and any other documents required by this Letter of Transmittal and the instructions thereto, will be deposited by the Eligible Institution with the Exchange Agent; and (c) such properly completed and executed Letter of Transmittal, as well as the certificate(s) representing all tendered Old Bonds in proper form for transfer (or confirmation of book-entry transfer of such Old Bonds into the Exchange Agent's account with DTC) and all other documents required by this Letter of Transmittal, are received by the Exchange Agent within five Business Days after the Expiration Date.

      4. Signatures on this Letter of Transmittal; Guarantee of Signatures; Bond Powers. If this Letter of Transmittal is signed by the holder(s) of Old Bonds tendered hereby, the signature must correspond with the name(s) as written on the face of the certificate(s) for such Old Bonds, without alteration, enlargement or any change whatsoever. If any of the Old Bonds tendered hereby are owned by two or more joint owners, all owners must sign this Letter of Transmittal. If any tendered Old Bonds are held in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are names in which certificates are held.

      Signatures on a Letter of Transmittal must be guaranteed unless the Old Bonds tendered pursuant thereto are (a) tendered by a registered holder of the Old Bonds who has not completed the Box 4 entitled "Special Issuance Instructions" or Box 5 entitled "Special
Delivery Instructions" in this Letter of Transmittal or (b) tendered for the account of an Eligible Institution (as defined below). In the event that signatures on a Letter of Transmittal are required to be guaranteed, such guarantee must be by a firm that is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States, or by an entity that is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Institution").

      If this Letter of Transmittal is signed by a person other than the registered holder of any Old Bonds listed therein, such Old Bonds must be endorsed by the registered holder or accompanied by a properly completed bond power or other written instrument of transfer in form satisfactory to the Issuer in its sole discretion, signed by such registered holder as such registered holder's name appears on such Old Bonds. If this Letter of Transmittal is signed by the registered holder and (a) the entire principal amount of the holder's Old Bonds is tendered or (b) untendered Old Bonds are to be issued to the registered holder, then the registered holder need not endorse any certificates for tendered Old Bonds or provide a separate bond power. In any other case, the registered holder must transmit a separate bond power with this Letter of Transmittal.

     If this Letter of Transmittal or any Old Bonds or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Issuer of their authority to so act must be submitted.

      5. Tax Identification Number. Unless an exemption applies under the applicable law and regulations concerning "backup withholding" of federal income tax, the Exchange Agent will be required to withhold, and will withhold, 31% of the gross proceeds otherwise payable to a holder pursuant to the Exchange Offer if the holder does not provide his or her taxpayer identification number (social security number or employer identification number) and certify that such number is correct. Each tendering holder should complete and sign the Substitute Form W-9 included as part of this Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding, unless an applicable exemption exists and is proved in a manner satisfactory to the Issuer and the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

      The Issuer reserves the right in its sole discretion to take whatever steps it deems necessary to comply with the Issuer's obligation regarding backup withholding.

      6. Partial Tenders; Withdrawals. If less than the entire principal amount of any Old Bond is tendered, the tendering holder must fill in the principal amount tendered in the fourth column of Box 1 above. The entire principal amount of Old Bonds represented by a certificate delivered to the Exchange Agent or transferred by book-entry to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. In the case of Old Bonds tendered by delivery of a certificate, a certificate for Old Bonds in a principal amount not accepted for exchange or not tendered will be issued to and sent to the holder, unless otherwise provided in Box 4 or 5, as soon as practicable after the Expiration Date. In the case of Old Bonds tendered by a book-entry transfer, the principal amount not accepted for exchange or not tendered will be credited to the account maintained by the holder with DTC, unless otherwise provided in Box 4, as soon as practicable after the Expiration Date.

      Tenders of Old Bonds may be withdrawn at any time prior to the Expiration Date. Thereafter, such tenders are irrevocable. To withdraw a tender of Old Bonds in the Exchange Offer, a written notice of withdrawal, delivered by hand, mail or facsimile transmission, must
(a) be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date at the address set forth on the cover hereof, (b) specify the name of and be signed by the registered holder of such Old Bonds in the same manner as the applicable Letter of Transmittal (including any required signature guarantees) as set forth in "The Exchange Offer - Procedures for Tendering" in the Prospectus, (c) specify the name of the person identified in this Letter of Transmittal as having tendered the Old Bonds to be withdrawn and (d) specify the aggregate principal amount represented by such withdrawn Old Bonds. If Old Bonds have been tendered pursuant to the procedures for book-entry transfer as set forth herein, any notice of withdrawal must also specify the name and number of the account at DTC to be credited with the withdrawn Old Bonds. Withdrawals of tenders of Old Bonds may not be rescinded, and any Old Bonds withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer; provided, however, that withdrawn Old Bonds may be re-tendered by again complying with the procedures for tendering Old Bonds described herein at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

     All questions as to the validity, form and eligibility (including time of receipt) of notices of withdrawal will be determined by the
Issuer, such determination to be final and binding. None of the Company, the Issuer, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal of Old Bonds or incur any liability for failure to give any such notification.

      7. Special Issuance and Delivery Instructions. Tendering holders must indicate in Box 4 or 5, as applicable, the name and address to which the Exchange Bonds or certificates for principal amounts of Old Bonds not tendered or not accepted for exchange are to be issued and/or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering Old Bonds by book-entry transfer may request that principal amounts of Old Bonds not tendered or not accepted for exchange be credited to such account maintained at DTC as such holder may designate. Any transfer of a beneficial interest in a Bond must be made in accordance with the provisions of the Indenture.

      8. Transfer Taxes. The Issuer will pay all transfer taxes, if any, applicable to the transfer of Old Bonds to it or its order pursuant to the Exchange Offer. If, however, the Exchange Bonds or Old Bonds not exchanged are to be delivered to, or are to be issued in the name of, any person other than the record holder, or if tendered certificates are recorded in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed by any reason other than the transfer of Old Bonds to the Issuer or its order pursuant to the Exchange Offer, then the amount of such transfer taxes (whether imposed on the record holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of taxes or exemption from taxes is not submitted with this Letter of Transmittal, the amount of transfer taxes will be billed directly to the tendering holder.

      Except as provided in this Instruction 8, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

      9. Validity of Tenders. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of Old
Bonds tendered for exchange will be determined by the Issuer in its sole discretion, whose determination will be final and binding. The Issuer reserves the absolute right to reject any or all tenders that are not in proper form or the acceptance of which would, in the opinion of the Issuer or counsel for the Issuer, be unlawful. The Issuer also reserves the right to waive certain of the conditions to the Exchange Offer or any irregularities or defects in the tender of Old Bonds. The Issuer's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all persons. Unless waived, any irregularities in connection with tenders of Old Bonds must be cured within such time as the Issuer shall determine. Neither the Company, the Issuer, the Exchange Agent nor any other person shall be under any duty to give notifications of defects or irregularities in such tenders or shall incur any liability for failure to give such notification. Tenders of Old Bonds will not be deemed to have been made until any defects with respect to such tenders have been cured or waived.

      10. Waiver of Conditions. The Issuer reserves the absolute right to amend or waive any of the specified conditions in the Exchange Offer in the case of any Old Bonds tendered.

      11.   Mutilated,  Lost, Stolen or Destroyed  Certificates.   Any
holder whose certificates for Old Bonds have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at (800) 735-7777 for further instructions.

      12. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus or this Letter of Transmittal, may be directed to the Exchange Agent at the address listed above, or William C. Nordlund, General Counsel of the Issuer, at (972) 980-7159, 4100 Spring Valley Road, Suite 1001, Dallas, Texas 75244.


IMPORTANT: This Letter of Transmittal (together with certificates representing tendered Old Bonds or a confirmation of a book-entry transfer and all other required documents) must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.